Exhibit 10.19


                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of the 17th day of June, 2005 (the "Effective Date") between PharmaFrontiers Corp., a Texas corporation (the "Company"), and the parties set forth on the signature pages and Exhibit A hereto (each, an "Investor" and collectively, the "Investors"). The Company shall amend Exhibit A as necessary to reflect new signatories hereto.

                                    RECITALS:

     A. The Investors have purchased shares of the Company's Common Stock (as defined below) pursuant to Securities Purchase Agreements (each, a "Securities Purchase Agreement" and collectively, the "Securities Purchase Agreements") by and between the Company and each Investor.

     B. In connection with their purchase of the Common Stock, the Investors also received warrants (the "Investor Warrants") to purchase shares of the Common Stock;

     C. Between September 2004 and February 2005, the Company sold convertible notes (the "Notes"), 612,486 shares ("Note Shares") of Common Stock and warrants (the "Note Warrants") to purchase shares of Common Stock;

     D. The Company previously entered into two Registration Rights Agreements (the "Note Holders Registration Agreements") with the purchasers of the Notes; one granting registration rights with respect to shares issued upon conversion of the Notes and the other granting registration rights with respect to the shares issued upon exercise of the Note Warrants;

     E. The Company has also issued warrants (together with the Purchase Warrants, the "Warrants") to purchase shares of the Company's common stock to Sanders Morris Harris Inc., a Texas corporation (the "Placement Agent").

     F. The Company, the Investors, and the Placement Agent desire to set forth the registration rights to be granted by the Company to the Investors and the Placement Agent.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein and in the Securities Purchase Agreements, the parties mutually agree as follows:

                                   AGREEMENT:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

     "APPROVED MARKET" means the NASD OTC Bulletin Board, Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, Inc., or the American Stock Exchange, Inc.


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


     "BLACKOUT PERIOD" means, with respect to a registration, a period in each case commencing on the day immediately after the Company notifies the Investors and the Placement Agent that it is required, pursuant to Section 4(h), to suspend offers and sales of Registrable Securities during which the Company, in the good faith judgment of its Board of Directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company's control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such registration statement, if any, would be seriously detrimental to the Company and its stockholders and ending on the earlier of (1) the date upon which the material nonpublic information commencing the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that the Company will no longer delay such filing of the Registration Statement, recommence taking steps to make such Registration Statement effective, or allow sales pursuant to such Registration Statement to resume; provided, however, that the Company shall limit its use of Blackout Periods, in the aggregate, to 20 Trading Days in any 12 month period.

     "BUSINESS DAY" means any day of the year, other than a Saturday, Sunday, or other day on which the Commission is required or authorized to close.

     "CLOSING DATE" means the date on which the sale referred to in Recital A above is closed.

     "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "COMMON STOCK" means the common stock, par value $0.05 per share, of the Company and any and all shares of capital stock or other equity securities of:
(i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after such merger, consolidation, reorganization or sale, the Company or the stockholders of the Company own equity securities having in the aggregate more than 50% of the total voting power of such other corporation.

     "EFFECTIVENESS DATE" means (a) with respect to the Registration Statement required to be filed under Section 3(a)(i), the earlier of: (a)(i) the 90th day following the Closing Date, or 120th day following the Closing Date if the SEC elects to review the Registration Statement, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the First Registration Statement will not be reviewed or is no longer subject to further review and comments and (b) with respect to any additional Registration Statements that may be required pursuant to Section 3(b)(ii), the earlier of (i) the 90th day following (x) if such Registration Statement is required because the Commission shall have notified the Company



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


in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, the date or time on which the Commission shall indicate as being the first date or time that such Registrable Securities may then be included in a Registration Statement, or (y) if such Registration Statement is required for a reason other than as described in (x) above, the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement(s) is required, and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such additional Registration Statement will not be reviewed or is no longer subject to further review and comment.

     "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section 3(a).

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "FAMILY MEMBER" means (a) with respect to any individual, such individual's spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

     "HOLDER" means each Investor, the Placement Agent, or any of such Investor's respective successors and Permitted Assigns who acquire rights in accordance with this Agreement with respect to the Registrable Securities directly or indirectly from an Investor or the Placement Agent, including from any Permitted Assignee.

     "INSPECTOR" means any attorney, accountant, or other agent retained by an Investor for the purposes provided in Section 4(j).

     "MAJORITY HOLDERS" means at any time Holders of a majority of the Registrable Securities (assuming exercise of all the Warrants).

     "OFFERING PRICE" means $1.50 per share of Company's Common Stock.

     "PERMITTED ASSIGNEE" means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Agreement.

     "PURCHASED SHARES" means the shares of the Company's Common Stock purchased pursuant to the Securities Purchase Agreement.


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


     The terms "REGISTER," "REGISTERED," and "REGISTRATION" refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "REGISTRABLE SECURITIES" means shares of Common Stock (1) that constitute Purchased Shares (2) are issuable upon exercise of any of the Warrants and (3) that constitute Note Shares, but excluding (i) any otherwise Registrable Securities that have been publicly sold or may be sold immediately without registration or any other restriction under the Securities Act either pursuant to Rule 144(k) of the Securities Act or otherwise; (ii) any otherwise Registrable Securities sold by a person in a transaction pursuant to a registration statement filed under the Securities Act; or (iii) any otherwise Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

     "REGISTRATION   DEFAULT   PERIOD"   means  the  period   during  which  any
Registration Event occurs and is continuing.

     "REGISTRATION EVENT" means the occurrence of any of the following events:

          (a) the Company fails to file with the Commission a Registration Statement on or before the applicable Registration Filing Date,

          (b) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review,

          (c) prior to the SEC Effective Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 15 calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective,

          (d) a Registration Statement covering Registrable Securities is not declared effective by the Commission on or before the applicable Effectiveness Date,

          (e) after the SEC Effective Date, sales cannot be made pursuant to the Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement) for more than an aggregate of 20 Trading Days in any 12 month period, or

          (f) the Common Stock generally or the Registrable Securities specifically are not listed or included for quotation on an Approved Market, or trading of the Common Stock is suspended or halted on the Approved Market, which at the time constitutes the principal market for the Common Stock, for more than two full, consecutive Trading Days; provided, however, a Registration Event shall not be deemed to occur if all or substantially all trading in equity securities (including the Common Stock) is suspended or halted on the Approved Market for any length of time.



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


     "REGISTRATION FILING DATE" means (a) with respect to the initial Registration Statement required to be filed under Section 3(a)(i), the 30th day following the Closing Date and (b) with respect to any additional Registration Statements that may be required pursuant to Section 3(b)(ii), the 30th day following (x) if such Registration Statement is required because the Commission shall have notified the Company in writing that certain Registrable Securities were not eligible for inclusion on a previously filed Registration Statement, the date or time on which the Commission shall indicate as being the first date or time that such Registrable Securities may then be included in a Registration Statement, or (y) if such Registration Statement is required for a reason other than as described in (x) above, the date on which the Company first knows or reasonably should have known that such additional Registration Statement(s) is required.

     "REGISTRATION STATEMENT" means the registration statement required to be filed by the Company pursuant to Section 3(a).

     "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "SEC EFFECTIVE DATE" means the date the Registration Statement is declared effective by the Commission.

     "TRADING DAY" means a day on which the OTC Bulletin Board, Nasdaq SmallCap Market, American Stock Exchange or such other securities market, in any such case which at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities.

     "WARRANTS" has the meaning provided in the Recitals.

     "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

     2. TERM. This Agreement shall continue in full force and effect for a period of three (3) years from the Effective Date, unless terminated sooner hereunder.

     3.   REGISTRATION.

          (a)  REGISTRATION ON FORM SB-2.

                 (i) As promptly as reasonably practicable after the date hereof, but in any event not later than 30 days after the Closing Date (the "Registration Filing Date"), the Company shall file with the Commission a shelf registration statement on Form SB-2 relating to the resale by the Holders of all of the Purchase Shares and the Note Shares and the sale of the Warrant Shares issued pursuant to the Warrants. The Company shall cause each Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and, subject to Section 5 herein, shall use its best efforts to keep each Registration Statement continuously effective under the Securities Act until the second year after the date that the Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period").


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


                 (ii) If (i) for any reason the Commission does not permit all of the Registrable Securities to be included in the Registration Statement filed pursuant to Section 3(a) or for any other reason all such Registrable Securities are not then included in an effective Registration Statement or (ii) from and after the date such terms as the anti-dilution provisions of the Warrants would alter the Exercise Price, thereby resulting in a greater number of Registrable Securities being issuable to the Holders, then the Company shall prepare and file as soon as possible after the date on which the Commission shall indicate as being the first date or time that such filing may be made, but in any event by the Registration Filing Date therefor, an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form SB-2 or Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2 or Form S-3, in which case such registration shall be on another appropriate form for such purpose).

               Each such Registration Statement shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the "Plan of Distribution" attached hereto as ANNEX A. The Company shall cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and, subject to
               Section 5 herein, shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act during the entire Effectiveness Period.

               (b) PIGGYBACK REGISTRATION. If the registration required by 3(a) is not effected and kept effective and the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Holders), other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their Family Members (including a registration on Form S-8) or (ii) a registration relating solely to a Commission Rule 145 transaction, a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization, or similar event, the Company shall promptly give to the Holders written notice thereof (and in no event shall such notice be given less than twenty (20) calendar days prior to the filing of such registration statement), and shall, subject to Section 3(c), include in such registration (and any related qualification under blue sky laws or other compliance) (a "Piggyback Registration"), all of the Registrable Securities specified in a written request or requests, made within ten
          (10) calendar days after receipt of such written notice from the Company, by any Holder or Holders. However, the Company may, without the consent of the Holders, withdraw such registration statement prior to its becoming effective if the Company or such other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby.


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


               (c) UNDERWRITING. If a Piggyback Registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders in writing or as a part of the written notice given pursuant to Section 3(b). In such event the right of any Holder to registration pursuant to Section 3(b) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other stockholders of the Company distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company or selling stockholders, as applicable. Notwithstanding any other provision of this Section 3(c), if the underwriter or the Company determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting. The Company shall so advise all Holders (except those Holders who failed to timely elect to distribute their Registrable Securities through such underwriting or have indicated to the Company their decision not to do so), and the number of shares of Registrable Securities that may be included in the registration and underwriting, if any, shall be allocated among such Holders as follows:

                 (i) In the event of a Piggyback Registration that is initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Holders, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included; and

                 (ii) In the event of a Piggyback Registration that is initiated by the exercise of demand registration rights by a shareholder or stockholders of the Company (other than the Holders), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including the Holders, who have requested to sell in the registration, on a pro rata basis according to the number of shares requested to be included.

               No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.


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


               (d) REGISTRATION DEFAULTS. If a Registration Event occurs, then the Company will make payments to each Investor (a "Qualified Investor"), as partial liquidated damages for the minimum amount of damages to the Qualified Investor by reason thereof, and not as a penalty, at a rate equal to one percent (1%) of the aggregate Offering Price paid for the shares of Common Stock held by such Qualified Investor per month, for the first calendar month of the Registration Default Period (pro rated for any period less than 30 days) plus two percent (2%) of the aggregate Offering Price paid for the shares of Common Stock held by such Qualified Investor per month, for each calendar month, after the first month, in the Registration Default Period (pro rated for any period less than 30 days) with respect to each Registration Event; provided, however, if a Registration Event occurs (or is continuing) on a date more than two years after the Qualified Investor acquired the Registrable Securities (and thus the two-year holding period under Rule 144(k) has elapsed), liquidated damages shall be paid only with respect to that portion of a Qualified Investor's Registrable Securities that cannot then be immediately resold without restriction in reliance on Rule 144(k). Each such payment shall be due and payable within five days after the end of each calendar month of the Registration Default Period until the termination of the Registration Default Period and within five days after such termination. Such payments shall be in partial compensation to the Qualified Investor, and shall not constitute the Qualified Investor's exclusive remedy for such events. The Registration Default Period shall terminate upon (i) the filing of the Registration Statement in the case of clause (a) of the definition of "Registration Event," (ii) the SEC Effective Date in the case of clauses (b), (c) or
          (d) of the definition of "Registration Event," (iii) the ability of the Qualified Investor to effect sales pursuant to the Registration Statement in the case of clause (e) of the definition of "Registration Event," (iv) the listing or inclusion and/or trading of the Common Stock on an Approved Market, as the case may be, in the case of clause
          (f) of the definition of "Registration Event," and (v) in the case of the events described in clauses (d) and (e) of the definition of "Registration Event," the earlier termination of the Registration Default Period. The amounts payable as partial liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 9% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of a Registration Event, including in the case of the first Registration Event. Amounts payable as partial liquidated damages to each Qualified Investor hereunder with respect to each share of Registrable Securities shall cease accruing (but shall still be payable in respect of prior periods, together with interest thereon) following the expiration of the Effectiveness Period.


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


               (e) RE-REGISTER ON FORM S-3. For two years after the SEC Effective Date, to the extent the registration of the Registrable Securities pursuant to this Section 3 is not made on Form S-3, the Company shall use reasonable efforts to re-register the Registrable Securities on Form S-3 when the Company becomes eligible to register such Registrable Securities thereon.

          4. REGISTRATION PROCEDURES. In the case of each registration, qualification, or compliance effected by the Company pursuant to Section 3 hereof, the Company will keep each Holder reasonably advised in writing (which may include e-mail) as to the initiation of each registration, qualification, and compliance and as to the completion thereof. At its expense with respect to any registration statement filed pursuant to
     Section 3, the Company will:

               (a) prepare and file with the Commission with respect to such Registrable Securities, a registration statement on Form SB-2 or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended method(s) of distribution thereof, and use its commercially reasonable efforts to cause such registration statement to become and remain effective throughout the Effectiveness Period;

               (b) if a registration statement is subject to review by the Commission, promptly respond to all comments and diligently pursue resolution of any comments to the satisfaction of the Commission;

               (c) upon telephonically confirming with the Commission the effectiveness of the Registration Statement, the Company shall immediately and simultaneously notify all Holders via facsimile of the effectiveness of the Registration Statement. The Company shall, by 9:30 am Eastern Time on the Trading Day after the Effectiveness, file a Form 424(b)(5) with the Commission. Failure to so notify the Holder within 1 Trading Day of such notification from the Commission of effectiveness shall be deemed a Registration Event.

               (d) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during the Effectiveness Period;

               (e) furnish, without charge, to each Holder of Registrable Securities covered by such registration statement, by 9:00 a.m. (New York City time) on the day following the Effective Date (i) a reasonable number of copies of such registration statement (including any exhibits thereto other than exhibits incorporated by reference), each subsequent amendment and supplement thereto and such additional copies as such Holder may reasonably request, (ii) a reasonable number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any other prospectus filed under Rule 424 under the Securities Act) and such additional copies as such Holders may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period;

               (f) use its commercially reasonable best efforts to register or qualify such Registrable Securities under such other applicable securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities covered by such registration statement reasonably requests as may be necessary for the marketability of the Registrable Securities (such request to be made by the time the applicable registration statement is deemed effective by the Commission) and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e),
          (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

               (g) as promptly as practicable after becoming aware of such event, notify each Holder of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Company shall promptly prepare and furnish to such Holder a supplement or amendment to such prospectus (or prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, unless suspension of the use of such prospectus otherwise is authorized herein or in the event of an Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such suspension or Blackout Period;

               (h) comply, and continue to comply during the period that such registration statement is effective under the Securities Act, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such registration statement;

               (i) as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

               (j) use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be quoted on the NASD OTC Bulletin Board or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

               (k) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities at all times;

               (l) cooperate with the Holders of Registrable Securities being offered pursuant to the Registration Statement to issue and deliver certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement within five Trading Days after delivery of certificates to the Company and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request;

               (m) during the Effectiveness Period,  refrain from bidding for or purchasing any Common Stock or any right to purchase Common Stock or attempting to induce any Person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Holders to sell Registrable Securities by reason of the limitations set forth in Regulation M under the 1934 Act; and

               (n) take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of the Registrable Securities pursuant to the Registration Statement.

          5. SUSPENSION OF OFFERS AND SALES. Each Holder of Registrable Securities agrees that, upon receipt of any written notice from the Company of the happening of any event of the kind described in Section 4(g) hereof or of the commencement of any Blackout Period, such Holder shall discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such
     Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(g) hereof or notice of the end of the Blackout Period. In the event the Company shall give any such notice, the Effectiveness Period shall be extended by the greater of (i) ten business days or (ii) the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(f) hereof to and including the date when each Holder of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(g) hereof. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 3(d).

          6. REGISTRATION EXPENSES. The Company shall pay all expenses in connection with any registration, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with securities or blue sky laws, and the fees and disbursements of counsel for the Company and of its independent accountants; provided that, in any underwritten registration, each party shall pay for its own underwriting discounts and commissions and transfer taxes. Except as provided above in this Section 6 and Section 9, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder of Registrable Securities.

          7. ASSIGNMENT OF RIGHTS. No Holder may assign its rights under this Agreement to any party without the prior written consent of the Company; provided, however, that a Holder may assign its rights under this Agreement without such restrictions to a Permitted Assignee as long as (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

          8. INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing.

          9. INDEMNIFICATION.

             (a) In the event of the offer and sale of Registrable Securities held by Holders under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Holder or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Holder or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such

          Holder specifically stating that it is for use in the preparation thereof or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) who purchased the Registrable Securities that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Registrable Securities to such person because of the failure of such Holder or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented) and such amended preliminary or final prospectus was furnished to the Holder in accordance with the terms of this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Holder.

             (b) As a condition to including any Registrable Securities to be offered by a Holder in any registration statement filed pursuant to this Agreement, each such Holder agrees to be bound by the terms of this Section 9 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, to the extent that any such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Holder as a Holder of the Company furnished to the Company, and such Holder shall reimburse the Company, and each such director, officer, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling and such loss, claim, damage, liability, action, or proceeding; provided, however, that such indemnity agreement found in this Section 9(b) shall in no event exceed the gross proceeds from the offering received by such Holder. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

             (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 9(a) or (b) hereof (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 9(a) or (b) hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation. Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim.

             (d) In the event that an indemnifying party does or is not permitted to assume the defense of an action pursuant to Section 9(c) or in the case of the expense reimbursement obligation set forth in
          Section 9(a) and (b), the indemnification required by Section 9(a) and
          (b) hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages, or liabilities are incurred.

             (e) If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall (i) contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

             (f)    Other  Indemnification.   Indemnification  similar  to  that
          specified  in the  preceding  subsections  of  this  Section  9  (with appropriate  modifications)  shall be given  by the  Company  and each
          Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

          10. RULE 144. Following the Closing Date, the Company will use its commercially reasonable best efforts (a) to timely file all reports required to be filed by the Company after the date hereof under the Securities Act and the Exchange Act (including the reports pursuant to Section 13(a) or 15(d) of the Exchange Act referred to in subparagraph (c)(
     1) of Rule 144) and the rules and regulations adopted by the Commission thereunder), (b) if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell shares of Common Stock under Rule 144, and (c) to take such further action as any holder of shares of Common Stock may reasonably request, all to the extent required from time to time to enable the Investors to sell shares of Common Stock without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, including causing its attorneys to issue and deliver any appropriate legal opinion required to permit an Investor to sell shares of Common Stock under Rule 144 upon receipt of appropriate documentation relating to such sale.

          11. INDEPENDENT NATURE OF EACH INVESTOR'S OBLIGATIONS AND RIGHTS. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and each Investor shall not be responsible in any way for the performance of the obligations of any other Investor under this Agreement. The decision of each Investor to purchase Common Stock and enter into this Agreement has been made by each Investor independently of any other Investor. Nothing contained herein and no action taken by any Investor pursuant hereto, shall be deemed to constitute such Investors as a partnership, an association, a joint venture, or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor has acted as agent for the Investor in connection with making its investment in Common Stock and that no other Investor will be acting as agent of the Investor in connection with monitoring its investment in the Common Stock or enforcing its rights under this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

          12. NO PIGGYBACK ON REGISTRATIONS. Except as set forth in Schedule 12, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not during the Registration Period enter into any agreement providing any such right to any of its security holders.

          13. MISCELLANEOUS.

              (a) GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Securities Purchase Agreement.

              (b) SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, Permitted Assigns, executors and administrators of the parties hereto. In the event the Company merges with, or is otherwise acquired by, a direct or indirect subsidiary of a publicly traded company, the Company shall condition the merger or acquisition on the assumption by such parent company of the Company's obligations under this Agreement.

              (c) ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

              (d) NOTICES, ETC. All notices or other communications which are required or permitted under this Agreement shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, by electronic mail, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

         If to the Company:         PharmaFrontiers Corp.
                                    2408 Timberloch Place, Suite B-7
                                    The Woodlands, Texas 77380
                                    Attention:  President
                                    Facsimile:  (281) 272-9331
                                    e-mail:  dmcwilliams@pharmafrontiers.net
         with a copy to:            Vinson & Elkins LLP
                                    1001 Fannin, Suite 2300
                                    Houston, Texas 77002
                                    Attention:  Michael C. Blaney
                                    Facsimile:  (713) 615-5147
                                    Email:  mblaney@velaw.com

         If to the Investors:       To each Investor at the address
                                    set forth on Exhibit A

         with a copy to:            Sanders Morris Harris Inc.
                                    320 Park Ave., 17th Floor
                                    New York, NY 10022
                                    Attention:  Snehal Patel
                                    Facsimile:  (510) 740-3649
                                    email:  snehal.patel@smhgroup.com
     or at such other address as any party shall have furnished to the other parties in writing.

               (e) DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable
          Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

               (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

               (g) SEVERABILITY. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               (h) AMENDMENTS. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and Holders holding a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, the following provisions may not be amended except in a writing signed by the party against which enforcement of the amendment is sought: Section 3, Paragraph 13(h) and any provisions herein that specify liquidated damages or penalties.

               (i) REGISTRATION RIGHTS GRANTED TO OTHERS. After the date of this Agreement, the Company shall not, without the prior written consent of a Holder enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights, with respect to shares of Common Stock, senior to those granted to the Holder hereunder.

               (j) ADDITION OF NOTE HOLDERS. The registration statement filed for the Registrable Securities hereunder may also include any or all of the shares of Common Stock issued or issuable to the Note holders including those subject to the Note holders Registration Agreements. Further any or all of the Note holders may become a party to this Agreement as an "Investor" by executing a counterpart of this Agreement. Upon such execution by a Note holder the Note holder shall be an "Investor" hereunder and the shares of Common Stock issued or issuable to the Note holder, in connection with the issuance or conversion of the Note or the exercise of the Note Warrants, shall become

          "Registrable   Securities"  hereunder  and  such  Note  holder's  Note
          Warrants shall become "Warrants" hereunder.

                         [SIGNATURES ON FOLLOWING PAGE]

          This Registration Rights Agreement is hereby executed as of the date first above written.


                                    COMPANY:

                                    PHARMAFRONTIERS CORP.


                                    By: /S/DAVID B. MCWILLIAMS
                                        ------------------------------
                                    David B. McWilliams, President



                                    INVESTOR:

                                    --------------------------------------------

                                    --------------------------------------------
                                                   (PRINT NAME)


                                    By:      /S/
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                         ---------------------------------------






                               SIGNATURE PAGE TO
                          REGISTRATION RIGHTS AGREEMENT

<


                                   SCHEDULE 12

           TO THE PHARMAFRONTIERS CORP. REGISTRATION RIGHTS AGREEMENT
           ----------------------------------------------------------

             SHARES THAT MAY BE INCLUDED IN A REGISTRATION STATEMENT
             -------------------------------------------------------

1. Shares issued to holders ("Noteholders") of 15% Convertible Notes (the "Notes") at the time of the purchase of the Notes and shares issuable to the Noteholders upon conversion of the notes.

2. Shares issued upon exercise of warrants issued to the Noteholders at the time of the purchase of the Notes, and shares, if any, issued to the Noteholders as part of an exchange for such warrants.

3. Shares, and shares issuable upon exercise of warrants, issued to the placement agents and consultants in connection with the sale of the Notes and the sale of securities pursuant to the Securities Purchase Agreement.

4. Shares issued to Sanders Morris Harris pursuant to the Company's engagement letter and Placement Agent Agreement.

5. Shares issued to the University of Chicago pursuant to an Amended and Restated License Agreement dated December 30, 2004.

6. Up to approximately 1,812,000 shares held by Mr. George Jarkesy and Brewer & Pritchard PC.

7. Shares issued to purchasers in a Second Offering as provided for in the Securities Purchase Agreement including shares issuable to such purchasers upon exercise of Warrants issued in the Second Offering.


                                    Schedule 12 to Registration Rights Agreement